EXHIBIT 99

For Immediate Release

Contact:

Media contact: Lisa Hawks, Director of Public Relations,
612-291-6150 or lisa.hawks@bestbuy.com

Investor contacts: Jennifer Driscoll, VP of IR,
612-291-6110 or jennifer.driscoll@bestbuy.com

or Shannon Burns, Senior Investor Relations Manager,

612-291-6126 or shannon.burns@bestbuy.com

Best Buy Actively Marketing
Musicland Businesses

Separately, Company adopts new accounting guidance for vendor allowances
(EITF No. 02-16), resulting in a $42 million non-cash charge

MINNEAPOLIS, March 31, 2003  —  Best Buy Co., Inc. (NYSE: BBY) reported today that the Company has begun marketing its interest in its Musicland subsidiary in order to concentrate on the Company’s core business and assets. The Company has hired an investment banking firm to assist with the sale process, as well as additional professionals to assist in other areas of the plan.

“Over the last year, Musicland has suffered from further declines in CD sales and a continued slowdown in traffic in traditional shopping centers nationwide. In addition, it has been less successful than we had hoped in selling consumer electronics in its mall stores. As a result of a strategic study that commenced a few months ago, it was determined that Musicland would not be capable of meeting our original expectations,” said Best Buy CEO Brad Anderson.  “In an effort to derive the best outcome for all of our constituencies — including our shareholders, employees, vendors, landlords and communities — we have concluded that we should seek a buyer for our interest in Musicland.”

Anderson confirmed that sales talks for the Company’s interest in Musicland are proceeding. He said that the Company’s intent in the interim is to help maximize Musicland’s value in preparation for any outcomes remaining under consideration. He added that the Company expects to provide a further update on Musicland’s status in June.

 “We are working diligently to complete a sale of Musicland,” Anderson said. “However, Musicland’s management team and store employees remain committed to serving Musicland customers during this transition period. To underscore the importance of continuing to maximize the potential of this business, the board of directors of Musicland Stores Corporation has promoted Connie Fuhrman to the position of President. We believe that Connie, who most recently served as executive vice president of Musicland, will do an excellent job guiding Musicland in these challenging times.”

In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company’s fiscal 2003 consolidated financial statements will report Musicland’s operating results separately as discontinued operations. The Company will reclassify prior-period financial results to conform to this accounting treatment. Musicland’s revenue, gross profit and SG&A expenses will be netted into a single line item in the financial statements. The change will reduce fourth-quarter diluted earnings per share from continuing operations by $0.03 and increase fiscal 2003 diluted earnings per share from continuing operations by $0.15. The changes by quarter for fiscal 2003 are summarized in the table below:

Financial Impact on Continuing Operations as a

Result of Classifying Musicland as Discontinued Operations

Increase (decrease)

($ in millions, except per share amounts)	Revenue	Operating income (1)	Diluted EPS from continuing Operations (1)(2)
First quarter	$(384)	$21	$0.04
Second quarter	(384)	26	0.05
Third quarter	(374)	44	0.08
Fourth quarter	(585)	(19)	(0.03)
Total fiscal 2003	$(1,727)	$72	$0.15

(1) Excludes non-cash charge for impairment of long-lived assets and includes the impact of adopting new accounting guidance for vendor allowances.

(2) Excludes $25 million tax benefit resulting from the classification of the Musicland business as discontinued operations.

For fiscal 2003, the net loss from discontinued operations of $441 million, net of tax, is comprised of Musicland’s $308 million goodwill impairment charge, $8 million after tax non-cash charge related to the cumulative change in accounting for vendor allowances, $102 million after tax loss (as previously disclosed in the Company’s fourth-quarter sales release, dated March 6) related to impairment of Musicland’s long-lived assets and a $23 million after tax loss ($78 million loss before tax) from Musicland store operations. The loss on discontinued operations excludes future operating results and any future gains or losses resulting from the potential sale of the Company’s interest in Musicland. The final financial impact of the planned sale of the Musicland subsidiary is dependent upon the results of negotiations with the ultimate buyer(s).

The average lease life for the Sam Goody and Suncoast locations is less than four years, while the average lease life of the Media Play stores is less than seven years.

Company Adopts New Accounting Guidance For Vendor Allowances (EITF No. 02-16)

Separately, the Company today reported that during fiscal 2003, it changed its method of accounting for vendor allowances. The new method is consistent with final guidance issued by the Financial Accounting Standards Board’s Emerging Issues Task Force in March 2003 regarding accounting for vendor allowances (EITF No. 02-16), Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor.

In adopting the new guidance, the Company changed its previous method of accounting, which was consistent with generally accepted accounting principles. Under the new accounting guidance, vendor allowances are considered a reduction in the price of a vendor’s product and recognized as a reduction in cost of goods sold when the related product is sold, unless the allowance represents a reimbursement of a specific, incremental and identifiable cost incurred to sell the vendor’s products. This new practice also will change the timing of recognizing allowances in net earnings.

The Company adopted the new guidance on a retroactive basis to the beginning of fiscal 2003, which resulted in a one-time, non-cash, after-tax charge of $42 million, which was classified as a “cumulative effect of a change in accounting principle.” The impact on continuing operations in fiscal 2003 is to increase fourth-quarter diluted earnings per share by $0.08 and to reduce full-year diluted earnings per share by $0.01. The changes and related reclassification for each quarter in fiscal 2003 are summarized in the table below:

Financial Impact on Continuing Operations as a Result of Adopting New

Accounting Guidance for Vendor Allowances (EITF No. 02-16)

Increase (decrease)

($ in millions, except per share amounts)	Cost of goods sold	Selling, general & administrative expense	Operating income	Diluted EPS from continuing operations
First quarter	$(144)	$155	$(11)	$(0.02)
Second quarter	(155)	154	1	—
Third quarter	(176)	214	(38)	(0.07)
Fourth quarter	(243)	198	45	0.08
Total fiscal 2003	$(718)	$721	$(3)	$(0.01)

Darren Jackson, executive vice president — Finance and CFO of Best Buy, added, “We support and commend the EITF for the approach it has taken, which aligns well with how leading manufacturers have approached this issue. We believe this accounting change provides the maximum transparency for investors, while continuing Best Buy’s history of conservative accounting practices.”

To help investors understand how the two changes affect the Company’s financial statements, following are comparative financial statements for the Company’s first three quarters of fiscal 2003, and the fourth quarter and fiscal year of fiscal 2002. Similar comparative statements for the fourth quarter and full year of fiscal 2003 will be included with the fourth-quarter earnings release on April 1. These exhibits separately show the impact of the discontinued operations classification, as well as the impact of adopting EITF No. 02-16.

                The Company will release its fourth-quarter earnings on April 1 and will conduct a conference call for analysts, institutional investors and news media at 10 a.m. eastern time that day. Individuals may access the live call via the Internet on the Company’s Web site at www.BestBuy.com by clicking on the “Investor Relations” link. Following the live event, the call will be posted on the Audio Archive page of the Web site and may be accessed at any time. Best Buy’s quarterly financial results and news releases can be found on the Internet at the Company’s Web site, www.BestBuy.com, or accessed via Business Wire’s Web site at www.businesswire.com.

                The Company is expected to announce its first-quarter sales on June 5, 2003, and its first-quarter earnings on June 18, 2003.

            Statements made in this news release, other than those concerning historical financial information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are based on management’s beliefs and assumptions regarding information currently available, and are made pursuant to the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results could differ materially from those expressed in the forward-looking statements. Factors that could cause results to vary include, among others, those expressed in the Company’s filings with the Securities and Exchange Commission. The Company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

About Best Buy Co., Inc.

Minneapolis-based Best Buy Co., Inc. is North America’s leading specialty retailer of consumer electronics, personal computers, entertainment software and appliances. The Company’s subsidiaries operate retail stores and/or web sites under the names: Best Buy (BestBuy.com), Future Shop (FutureShop.ca), Magnolia Hi-Fi (MagnoliaHiFi.com), Geek Squad (GeekSquad.com), Media Play (MediaPlay.com), Sam Goody (SamGoody.com) and Suncoast (Suncoast.com). The Company’s subsidiaries reach consumers through nearly 1,900 retail stores in the United States, Canada, Puerto Rico and the U.S. Virgin Islands.

BEST BUY CO., INC.

CONSOLIDATED STATEMENTS OF EARNINGS

($ in millions, except per share amounts)

(Unaudited)

First Quarter of Fiscal 2003

	As Previously Reported(1)	Discontinued Operations Effect	Impact of Change in Vendor Allowance Accounting	As Adjusted

Revenue	$4,586	$(384)	$—	$4,202
Cost of goods sold	3,521	(255)	(144)	3,122
Gross profit	1,065	(129)	144	1,080
Gross profit %	23.2%	(0.9) pp	3.4 pp	25.7%

Selling, general & administrative expenses	950	(154)	155	951
SG&A %	20.7%	(1.8) pp	3.7 pp	22.6%

Operating income (loss)	115	25	(11)	129

Net interest income	—	1	—	1

Earnings (loss) from continuing operations before income tax expense	115	26	(11)	130

Income tax expense (benefit)	45	10	(4)	51
Effective tax rate	38.7%			38.7%

Earnings (loss) from continuing operations	70	16	(7)	79

Loss from discontinued operations, net of tax	—	(324)	(6)	(330)

Cumulative effect of change in accounting principles:
Goodwill impairment, net of tax	(348)	308	—	(40)
Vendor allowances, net of tax	—	—	(42)	(42)

Net loss	$(278)	$—	$(55)	$(333)

Diluted earnings (loss) per share:
Continuing operations (before impairment)	$0.22	$0.05	$(0.02)	$0.24
Asset impairment charge	—	—	—	—
Continuing operations	0.22	0.05	(0.02)	0.24

Discontinued operations:
Operations	—	(0.05)	0.01	(0.04)
Accounting changes	—	(0.95)	(0.03)	(0.97)
Asset impairment charge	—	—	—	—
Discontinued operations	—	(0.99)	(0.02)	(1.01)

Cumulative effect of accounting changes	(1.07)	0.95	(0.13)	(0.25)
Diluted loss per share	$(0.85)	$—	$(0.17)	$(1.02)
Weighted number of shares (in millions)
Diluted	326.3	326.3	326.3	326.3

Note: Certain totals may not add due to rounding

(1) Includes cumulative effect adjustment related to the Company’s transitional goodwill impairment testing in accordance with SFAS No. 142 as reported in the fiscal 2003, second-quarter Form 10-Q

BEST BUY CO., INC.

CONSOLIDATED STATEMENTS OF EARNINGS

($ in millions, except per share amounts)

(Unaudited)

Second Quarter of Fiscal 2003

	As Previously Reported	Discontinued Operations Effect	Impact of Change in Vendor Allowance Accounting	As Adjusted
Revenue	$5,008	$(384)	$—	$4,624
Cost of goods sold	3,879	(253)	(155)	3,471
Gross profit	1,129	(131)	155	1,153
Gross profit %	22.5%	(1.0) pp	3.4 pp	24.9%

Selling, general & administrative expenses	1,026	(156)	154	1,024
SG&A %	20.5%	(1.7) pp	3.3 pp	22.1%
Operating income	103	25	1	129

Net interest (expense) income	(3)	1	—	(2)

Earnings from continuing operations before income tax expense	100	26	1	127

Income tax expense	38	10	—	48
Effective tax rate	38.7%			38.7%

Earnings from continuing operations	62	16	1	79

Loss from discontinued operations, net of tax	—	(16)	(1)	(17)

Cumulative effect of change in accounting principles:
Goodwill impairment, net of tax	—	—	—	—
Vendor allowances, net of tax	—	—	—	—

Net earnings	$62	$—	$—	$62

Diluted earnings (loss) per share:
Continuing operations (before impairment)	$0.19	$0.05	$—	$0.24
Asset impairment charge	—	—	—	—
Continuing operations	0.19	0.05	—	0.24

Discontinued operations:
Operations	—	(0.05)	—	(0.05)
Accounting changes	—	—	—	—
Asset impairment charge	—	—	—	—
Discontinued operations	—	(0.05)	—	(0.05)
Cumulative effect of accounting changes	-—	—	—	—
Diluted earnings per share	$0.19	$—	$—	$0.19

Weighted number of shares (in millions)
Diluted	324.5	324.5	324.5	324.5

Note: Certain totals may not add due to rounding

BEST BUY CO., INC.

CONSOLIDATED STATEMENTS OF EARNINGS

($ in millions, except per share amounts)

(Unaudited)

Third Quarter of Fiscal 2003

	As Previously Reported	Discontinued Operations Effect	Impact of Change in Vendor Allowance Accounting	As Adjusted
Revenue	$5,505	$(374)	$—	$5,131
Cost of goods sold	4,318	(261)	(176)	3,881
Gross profit	1,187	(113)	176	1,250
Gross profit %	21.6%	(0.6) pp	3.4 pp	24.4%

Selling, general & administrative expenses	1,048	(152)	214	1,110
SG&A %	19.0%	(1.6) pp	4.2 pp	21.6%

Operating income (loss)	139	39	(38)	140

Net interest (expense) income	(1)	1	—	—

Earnings (loss) from continuing operations before income tax expense	138	40	(38)	140

Income tax expense (benefit)	53	16	(15)	54
Effective tax rate	38.7%			38.7%

Earnings (loss) from continuing operations	85	24	(23)	86

Loss from discontinued operations, net of tax	—	(24)	(2)	(26)

Cumulative effect of change in accounting principles:
Goodwill impairment, net of tax	—	—	—	—
Vendor allowances, net of tax	—	—	—	—

Net earnings (loss)	$85	$—	$(25)	$60

Diluted earnings (loss) per share:
Continuing operations (before impairment)	$0.26	$0.08	$(0.07)	$0.27
Asset impairment charge	—	—	—	—
Continuing operations	0.26	0.08	(0.07)	0.27

Discontinued operations:
Operations	—	(0.08)	(0.01)	(0.08)
Accounting changes	—	—	—	—
Asset impairment charge	—	—	—	—
Discontinued operations	—	(0.08)	(0.01)	(0.08)

Cumulative effect of accounting changes	—	—	—	—
Diluted earnings (loss) per share	$0.26	$—	$(0.08)	$0.18

Weighted number of shares (in millions)
Diluted	324.1	324.1	324.1	324.1

Note: Certain totals may not add due to rounding

BEST BUY CO., INC.

CONSOLIDATED STATEMENTS OF EARNINGS

($ in millions, except per share amounts)

(Unaudited)

Fourth Quarter of Fiscal 2002

	As Previously Reported	Discontinued Operations Effect	Impact of Change in Vendor Allowance Accounting (1)	As Adjusted
Revenue	$6,980	$(685)	$—	$6,295
Cost of goods sold	5,372	(447)	(220)	4,705
Gross profit	1,608	(238)	220	1,590
Gross profit %	23.0%	(1.3) pp	3.5 pp	25.3%

Selling, general & administrative expenses	1,038	(171)	184	1,051
SG&A %	14.9%	(1.1) pp	2.9 pp	16.7%

Operating income (loss)	570	(67)	36	539

Net interest income	5	2	—	7

Earnings (loss) from continuing operations before income tax expense	575	(65)	36	546

Income tax expense (benefit)	225	(29)	14	210
Effective tax rate	39.1%	(0.7) pp		38.4%

Earnings (loss) from continuing operations	350	(36)	22	336

Earnings from discontinued operations, net of tax	—	36	3	39

Cumulative effect of change in accounting principles:
Goodwill impairment, net of tax	—	—	—	—
Vendor allowances, net of tax	—	—	—	—

Net earnings	$350	$—	$25	$375

Diluted earnings (loss) per share:
Continuing operations (before impairment)	$1.08	$(0.11)	$0.07	$1.04
Asset impairment charge	—	—	—	—
Continuing operations	1.08	(0.11)	0.07	1.04

Discontinued operations:
Operations	—	0.11	0.01	0.12
Accounting changes	—	—	—	—
Asset impairment charge	—	—	—	—
Discontinued operations	—	0.11	0.01	0.12

Cumulative effect of accounting changes	—	—	—	—
Diluted earnings per share	$1.08	$—	$0.08	$1.16

Weighted number of shares (in millions)
Diluted	325.0	325.0	325.0	325.0

Note: Certain totals may not add due to rounding

(1) Impact of conforming the accounting for vendor allowances to the 2003 method

BEST BUY CO., INC.

CONSOLIDATED STATEMENTS OF EARNINGS

($ in millions, except per share amounts)

(Unaudited)

Fiscal 2002 Pro Forma

	Pro Forma(1) As Previously Reported	Discontinued Operations Effect	Impact of Change in Vendor Allowance Accounting(2)	As Adjusted
Revenue	$20,392	$(1,886)	$—	$18,506
Cost of goods sold	15,771	(1,226)	(650)	13,895
Gross profit	4,621	(660)	650	4,611
Gross profit %	22.7%	(1.3) pp	3.5 pp	24.9%

Selling, general & administrative expenses	3,678	(631)	661	3,708
SG&A %	18.0%	(1.6) pp	3.6 pp	20.0%

Operating income (loss)	943	(29)	(11)	903

Net interest (expense) income	(8)	20	—	12

Earnings (loss) from continuing operations before income tax expense	935	(9)	(11)	915

Income tax expense (benefit)	365	(10)	(4)	351
Effective tax rate	39.1%	(0.7) pp		38.4%

Earnings (loss) from continuing operations	570	1	(7)	564

Loss (earnings) from discontinued operations, net of tax	—	(1)	1	—

Cumulative effect of change in accounting principles:
Goodwill impairment, net of tax	—	—	—	—
Vendor allowances, net of tax	—	—	—	—

Net earnings (loss)	$570	$—	$(6)	$564

Diluted earnings (loss) per share:
Continuing operations (before impairment)	$1.77	$—	$(0.02)	$1.75
Asset impairment charge	—	—	—	—
Continuing operations	1.77	—	(0.02)	1.75

Discontinued operations:
Operations	—	—	—	—
Accounting changes	—	—	—	—
Asset impairment charge	—	—	—	—
Discontinued operations	—	—	—	—

Cumulative effect of accounting changes	—	—	—	—
Diluted earnings (loss) per share	$1.77	$—	$(0.02)	$1.75

Weighted number of shares (in millions)
Diluted	322.5	322.5	322.5	322.5

Note: Certain totals may not add due to rounding

(1) Future Shop was acquired at the beginning of November fiscal 2002. Pro forma information includes the results of Future Shop as if Future Shop had been acquired at the beginning of fiscal 2002

(2) Impact of conforming the accounting for vendor allowances to the 2003 method